Exhibit 10.3

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED MASTER

REPURCHASE AND SECURITIES CONTRACT AND FOURTH AMENDED AND

RESTATED FEE AND PRICING LETTER

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED MASTER REPURCHASE AND SECURITIES CONTRACT AND FOURTH AMENDED AND RESTATED FEE AND PRICING LETTER, dated as of May 8, 2017 (this “Amendment”), by and among PARLEX 5 KEN FINCO, LLC, a Delaware limited liability company (“U.S. Seller”), PARLEX 5 KEN UK FINCO, LLC, a Delaware limited liability company (“U.K. Seller”), PARLEX 5 KEN CAD FINCO, LLC, a Delaware limited liability company (“CAD Seller”) and PARLEX 5 KEN ONT FINCO, LLC, a Delaware limited liability company (“ONT Seller” and together with CAD Seller, “Canadian Sellers”) and PARLEX 5 KEN EUR FINCO, LLC, a Delaware limited liability company (“German Seller”) (each a “Seller”, and together, the “Sellers”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Sellers and Buyer are parties to that certain Fourth Amended and Restated Master Repurchase and Securities Contract, dated as of June 30, 2016 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, in connection with the Repurchase Agreement, Sellers and Buyer entered into that certain Fourth Amended and Restated Fee and Pricing Letter, also dated as of June 30, 2016 (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Fee Letter”);

WHEREAS, Sellers have requested, and Buyer has agreed, to amend the Repurchase Agreement and the Fee Letter as set forth in this Amendment.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Buyer hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) Section 18.05 of the Repurchase Agreement is hereby amended and restated in its entirety to read as follows:

“Section 18.05 Single Agreement. Each Party agrees that (a) each Transaction is in consideration of and in reliance on the fact that all Transactions constitute a single business and contractual relationship, and that each Transaction has been entered into in consideration of the other Transactions, (b) a default by it in the payment or performance of any its obligations under a Transaction shall constitute a default by it with respect to all Transactions, (c) Buyer may set off claims and apply properties and assets held by or on behalf of Buyer with respect to any Transaction against the Repurchase Obligations owing to Buyer with respect to other Transactions, and (d) payments, deliveries and other transfers made by or on behalf of any Party with respect to any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers with respect to all Transactions, and the obligations of each Party to make any such payments, deliveries and other transfers may be applied against each other and netted.”

SECTION 2. Amendment to Fee Letter.

(a) Schedule 1 to the Fee Letter is hereby amended and restated in its entirety to read as set forth on Schedule 1 attached hereto.

SECTION 3. Amendment Effective Date. This Amendment and its provisions shall become effective on the date first set forth above (the “Amendment Effective Date”), which is the date that this Amendment was executed and delivered by a duly authorized officer of each of each Seller and Buyer, along with such other documents as Buyer or counsel to Buyer reasonably requested, each dated as of the Amendment Effective Date.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement, the Fee Letter and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement”, the “Master Repurchase and Securities Contract”, the “Fee Letter” or the “Fee and Pricing Letter” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement or the Fee Letter, as applicable, as amended hereby, and (z) each reference in the Repurchase Agreement or the Fee Letter, as applicable, to this “Agreement”, this “Master Repurchase and Securities Contract”, this “Fee Letter”, this “Fee and Pricing Letter”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement or the Fee Letter shall be deemed to be references to the Repurchase Agreement or the Fee Letter, as applicable, as amended by this Amendment.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 6. Expenses. Sellers and Guarantor agree to pay and reimburse Buyer for all out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft LLP, counsel to Buyer

SECTION 7. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SELLERS:

PARLEX 5 KEN FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN UK FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN CAD FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN ONT FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

PARLEX 5 KEN EUR FINCO, LLC, a Delaware limited liability company

By:	/s/ Douglas N. Armer
Name: Douglas N. Armer
Title: Managing Director, Head of Capital Markets and Treasurer

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Joe Check
Name: Joe Check
Title: VP

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